    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 2003

                                                               FILE NO. 2-71928
                                                             FILE NO. 811-03171
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X}
                         PRE-EFFECTIVE AMENDMENT NO.               [ ]
                         POST-EFFECTIVE AMENDMENT NO. 28           [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940            [X]
                                AMENDMENT NO. 28                   [X]

                                 ------------

               VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                       220 East 42nd Street
                        New York, New York                    10017-5891
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500



                                David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                          New York, New York 10017-5891
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:
                               Peter D. Lowenstein
                         Two Sound View Drive, Suite 100
                               Greenwich, CT 06830

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
     BOX)
     [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)


     [X] ON JANUARY 2, 2004 PURSUANT TO PARAGRAPH (b)


     [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

     [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

     [ ] ON (DATE) PURSUANT TO PARAGRAPH (a)(1)

     [ ] ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

--------------------------------------------------------------------------------

                Value Line U.S. Government Securities Fund, Inc.


           --------------------------------------------------------
                                   PROSPECTUS
                                JANUARY 2, 2004
           --------------------------------------------------------




                            [VALUE LINE LOGO OMITTED]
                              -------------------
                              V A L U E   L I N E

                                    No-Load
                                     Mutual
                                     Funds




                                                                    #528233



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                     FUND SUMMARY

                     What are the Fund's goals? Page 2

                     What are the Fund's main investment strategies? Page 2

                     What are the main risks of investing in the Fund? Page 2

                     How has the Fund performed? Page 3

                     What are the Fund's fees and expenses?  Page 5



HOW WE MANAGE THE FUND

Our principal investment strategies Page 6

The securities in which we typically invest Page 7

The principal risks of investing in the Fund Page 7



                                WHO MANAGES THE FUND

                                Investment Adviser Page 9

                                Management fees Page 9

                                Portfolio management Page 9



          ABOUT YOUR ACCOUNT

          How to buy shares Page 10

          How to sell shares Page 13

          Special services Page 15

          Dividends, distributions and taxes Page 15



                                   FINANCIAL HIGHLIGHTS

                                   Financial Highlights Page 17

 FUND SUMMARY


WHAT ARE THE FUND'S GOALS?

                  The Fund primarily seeks maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives. Although the Fund will strive to achieve these goals, there is no assurance that it will succeed.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


                  Under normal conditions, we invest at least 80% of the Fund's net assets in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. Some of these securities, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") are not backed by the full faith and credit of the United States. While we emphasize income from investments for the Fund, we consider carefully security of principal, duration, marketability, and diversity of investments. We are looking for the best relative values among the universe of government securities. The Fund's portfolio will be actively traded.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                  Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.


                  The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.


                  The principal risk you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. Mortgage-backed securities are also more volatile and less liquid than other U.S. government securities and may be subject to both credit and prepayment risk.



                  The U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.



                  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 7.


HOW HAS THE FUND PERFORMED?

                  This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the Lehman Brothers Intermediate U.S. Government Bond Index and the Lehman Brothers Aggregate Bond Index, which are broad based market indexes. You should remember that unlike the Fund, these indexes are unmanaged and do not include the costs of buying, selling, and holding the securities. All returns reflect reinvested dividends. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                  TOTAL RETURNS (BEFORE TAXES) AS OF 12/31 EACH YEAR (%)



[BAR GRAPH OMITTED]
--------------------------------------------------------------------------------
9.80          14.44     3.93     9.22    7.68             11.33    7.04   10.38
--------------------------------------------------------------------------------
      -10.67                                      -1.15
--------------------------------------------------------------------------------
1993   1994   1995     1996     1997     1998     1999    2000     2001   2002


BEST QUARTER:  Q3 2002   +5.15%
WORST QUARTER: Q2 1994   (5.57%)

           As of September 30, 2003, the Fund had a year-to-date total return of +2.1%.


AVERAGE ANNUAL RETURN AS OF 12/31/02

                                                   1 YEAR        5 YEARS       10 YEARS
------------------------------------------------   ------        -------       --------
  U.S. GOVERNMENT SECURITIES FUND
------------------------------------------------   -----         ----          ----
  Return before taxes                              10.38%        6.96%         5.96%
------------------------------------------------   -----         ----          ----
  Return after taxes on distributions               8.70%        4.80%         3.39%
------------------------------------------------   -----         ----          ----
  Return after taxes on distributions and sale      6.33%        4.49%         3.42%

  of Fund shares
------------------------------------------------   -----         ----          ----
  LEHMAN BROS. INTERMEDIATE U.S.                    9.64%        7.44%         6.91%

  GOVERNMENT BOND INDEX*
------------------------------------------------   -----         ----          ----
  LEHMAN BROS. AGGREGATE BOND INDEX*               10.26%        7.55%         7.51%
------------------------------------------------   -----         ----          ----


* Reflects no deduction for fees or expenses.



                  After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.



                  After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns reflect past tax effects and are not predictive of future tax effects.


                  Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

WHAT ARE THE FUND'S FEES AND EXPENSES?

                  These tables describe the fees and expenses you pay in connection with an investment in the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


--------------------------------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE OF    NONE
OFFERING PRICE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL       NONE
PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS            NONE
--------------------------------------------------------------------------------
REDEMPTION FEE                                                          NONE
--------------------------------------------------------------------------------
EXCHANGE FEE                                                            NONE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S
ASSETS)
--------------------------------------------------------------------------------

MANAGEMENT FEES                            0.50%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES*     0.25%
--------------------------------------------------------------------------------
OTHER EXPENSES                             0.21%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       0.96%
--------------------------------------------------------------------------------



* Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

                  EXAMPLE
                  This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
  U.S. GOVERNMENT SECURITIES FUND    $98        $306        $531        $1,178
--------------------------------------------------------------------------------

                  HOW WE MANAGE THE FUND


OUR PRINCIPAL INVESTMENT STRATEGIES

                  Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund's objectives.


                  We analyze economic conditions and the outlook for interest rates, seeking to identify the type of government securities that we think make the best investments.


                  We invest primarily in pursuit of a two-pronged investment objective: maximum income and preservation of capital. We blend a number of investment strategies to manage the Fund.


                  To seek current income and help preserve capital, we generally invest at least 80% of the Fund's net assets in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. Typically, securities of medium maturities offer the highest income without undue risk to capital. Accordingly, the weighted average effective maturity of the bond portfolio will generally be between 5 and 10 years. The weighted average effective maturity for the bond portfolio as of August 31, 2002 was 5.4 years.


                  TEMPORARY DEFENSIVE POSITION
                  From time to time in response to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest up to 20% of its assets in cash or cash equivalents. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's income or capital appreciation, or both. If this becomes necessary, the Fund may not achieve its investment objectives.


                  PORTFOLIO TURNOVER

                  The Fund engages in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy results in higher trading costs and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See "Financial Highlights" for the Fund's most current portfolio turnover rates.



THE SECURITIES IN WHICH WE TYPICALLY INVEST

                  The following is a description of the securities in which we normally invest. Please see the Statement of Additional Information for additional descriptions and risk information on these and all the securities in which we invest. Information on the Fund's recent holdings can be found in the Fund's current annual or semiannual report.


                  U.S. GOVERNMENT SECURITIES: include U.S. Treasury bills, notes and bonds, as well as securities issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Farm Credit System, Federal Home Loan Banks, the Tennessee Valley Authority, Farmers Home Administration, and the Export-Import Bank.


                  MORTGAGE-BACKED SECURITIES: fixed-income securities which represent pools of mortgages with investors receiving principal and interest payments as the underlying mortgage loans are paid back. We invest in those mortgage-backed securities issued by certain government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Government National Mortgage Association.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND


                  o The principal risk you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities, especially those securities with longer maturities, may decrease.



                  o Mortgage-backed securities may be more volatile and less liquid than other U.S. government securities and may be subject to credit and prepayment risk. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and could result in losses to the Fund if some securities were acquired at a premium. In addition, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.


                  o With respect to U.S. government securities supported only by the credit of the issuing agency or an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. THESE SECURITIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. TREASURY.



                  o Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund's recent holdings can be found in the Fund's current annual or semi-annual report.

                  WHO MANAGES THE FUND


                  The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.


INVESTMENT ADVISER


                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients with combined assets of approximately $3 billion as of November 30, 2003.



                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


MANAGEMENT FEES


                  For managing the Fund and its investments, the Adviser is paid an annual fee equal to 0.50% of the Fund's average daily net assets.



PORTFOLIO MANAGEMENT

                  A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

                  ABOUT YOUR ACCOUNT


HOW TO BUY SHARES


                  o  BY TELEPHONE
                     Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.


                  o  BY WIRE
                     If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.


                  o  THROUGH A BROKER-DEALER
                     You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.



                  o  BY MAIL
                     Complete the Account Application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed Account Application, or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


                  o  MINIMUM INITIAL/ADDITIONAL INVESTMENTS
                     Once you have completed an Account Application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $250. The price you pay for shares will depend on when we receive your purchase order. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.



                  o  TIME OF PURCHASE
                     Your price for Fund shares is the Fund's net asset value per share (NAV), which is generally calculated as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the

                     Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.



                     Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.


                  o  DISTRIBUTION PLAN
                     The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.



                  o  NET ASSET VALUE
                     We determine the Fund's net asset value (NAV) as of the close of the New York Stock Exchange each day that exchange is open for business. We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. With assistance from an independent pricing service, we price securities and other assets for which market prices or quotations are available at their market value. Securities for which quotations are not readily available from the pricing service and all other assets of the Fund are valued at their fair value as determined under the direction of the Board of Directors. We price investments which have a maturity of less than 60 days at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.



                  o IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT WITH THE VALUE LINE FUNDS
                     In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund's Account Application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close your account if it is unable to verify your identity.

HOW TO SELL SHARES



                  o  BY MAIL

                     You can redeem your shares (sell them back to the Fund at net asset value) by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.


                     We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the date of purchase, before we send the proceeds to you.

                     If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.


                  o  BY TELEPHONE OR WIRE
                     You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.


                 o   BY CHECK
                     You can sell $500 or more of your shares by writing a check payable to the order of any person.



                 o   THROUGH A BROKER-DEALER
                     Fund shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service.

                     The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after the Fund accepts your order from the intermediary.

                     Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.

                 o   BY EXCHANGE

                     You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. We reserve the right to reject any exchange order.


                     When you send us a properly completed request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved you should provide the account name, number, name of fund and exchange or redemption amount. Call 1-800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

                     Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

                     The exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund's ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

                  ACCOUNT MINIMUM

                  If as a result of redemption your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.


SPECIAL SERVICES
                  To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

                  o Valu-Matic (Registered Trademark) allows you to make regular monthly investments of $25 or more automatically from your checking account.


                  o Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute redemption of a portion of your Fund shares which may result in income, gain or loss to you for federal income tax purposes.


                  o You may buy shares in the Fund for your individual or group retirement plan, including your Individual Retirement Account (IRA) or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                  The Fund pays dividends quarterly, while any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.


                  Dividends and distributions generally are taxable, regardless of whether you reinvest them or receive them in cash. Dividends from short-term capital gains and net investment income will be taxable as ordinary income. Dividends designated by the Fund as long-term capital gains distributions will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.

                  We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.


                  If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.



                  You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Your gain or loss will be long-term or short-term, generally depending upon how long you owned your shares. Certain limitations may apply to limit your ability to currently deduct any capital losses. Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a distribution because such distribution will generally be taxable even though the net asset value of shares of the Fund will be reduced by the distribution.


                  As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


                  The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. We urge you to consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

                  FINANCIAL HIGHLIGHTS


                  The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.


FINANCIAL HIGHLIGHTS


---------------------------------------------------------------------------------------------------------------------------
                                                                      YEARS ENDED AUGUST 31,
---------------------------------------------------------------------------------------------------------------------------
                                            2003             2002             2001             2000             1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR                                   $  12.00         $  11.51         $  10.87         $  10.81         $  11.44
---------------------------------------------------------------------------------------------------------------------------
  INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
    Net investment income                      .44              .50              .58              .64              .61
    Net gains or losses on
    securities (both realized and
    unrealized)                               (.15)             .49              .67              .04             (.62)
---------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from
    investment operations                      .29              .99             1.25              .68             (.01)
---------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Dividends from net
    investment income                         (.45)            (.50)            (.61)            (.62)            (.62)
    Distributions from net realized
    gains                                       --               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                       (.45)            (.50)            (.61)            (.62)            (.62)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $  11.84         $  12.00         $  11.51         $  10.87         $  10.81
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  2.35%            8.84%           11.82%            6.53%            (.17)%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
thousands)                                $144,264         $155,659         $150,593         $140,408         $167,231
Ratio of expenses to average
net assets                                    0.96%(1)          .92%(1)          .92%(1)          .73%(1)          .67%(1)
Ratio of net investment income to
average net assets                            3.57%            4.17%(2)         5.17%            5.82%            5.40%
Portfolio turnover rate                         65%             168%             140%              49%             125%
----------------------------------------------------------------------------------------------------------------------------



(1) Ratios reflect expenses grossed up for custody credit arrangement. The ratios of expenses to average net assets net of custody credits would have been unchanged for the years ended August 31, 2003, August 31, 2002, August 31, 2001 and August 31, 2000 and would have been 0.66% for the year ended August 31, 1999.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the ALCPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended August 31, 2002 on net investment income and net realized and unrealized gains and losses was less than $.01 per share. The effect of this change was to decrease the ratio of net investment income to average net assets from 4.24% to 4.17%.

FOR MORE INFORMATION

                  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated January 2, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus at no cost from our Internet site at http://www.vlfunds.com.


                  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.





  INVESTMENT ADVISER                      SERVICE AGENT
  Value Line, Inc.                        State Street Bank and Trust Company
  220 East 42nd Street                    c/o BFDS
  New York, NY 10017-5891                 P.O. Box 219729
                                          Kansas City, MO 64121-9729

  CUSTODIAN                               DISTRIBUTOR
  State Street Bank and Trust Company     Value Line Securities, Inc.
  225 Franklin Street                     220 East 42nd Street
  Boston, MA 02110                        New York, NY 10017-5891



                  Value Line Securities, Inc.
                  220 East 42nd Street, New York, NY 10017-5891

                                                              File no. 811-03171

                          VALUE LINE U.S. GOVERNMENT
                             SECURITIES FUND, INC.


              220 East 42nd Street, New York, New York 10017-5891
                                 1-800-243-2729
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 2, 2004

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line U.S. Government Securities Fund, Inc. (the "Fund") dated January 2, 2004, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent accountants appearing in the Fund's 2003 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 1-800-243-2729.


                                 ------------


                               TABLE OF CONTENTS




                                                                           PAGE
                                                                          -----
       Description of the Fund and Its Investments and Risks ..........   B-2
       Management of the Fund .........................................   B-7
       Investment Advisory and Other Services .........................   B-11
       Service and Distribution Plan ..................................   B-13
       Brokerage Allocation and Other Practices .......................   B-14
       Capital Stock ..................................................   B-14
       Purchase, Redemption and Pricing of Shares .....................   B-14
       Taxes ..........................................................   B-16
       Performance Data ...............................................   B-19
       Financial Statements ...........................................   B-20

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified, management investment company incorporated in Maryland in 1981 as The Value Line Bond Fund, Inc. In 1986, the Fund's name was changed to Value Line U.S. Government Securities Fund, Inc. The Fund's investment adviser is Value Line, Inc. (the "Adviser").


     NON-PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS.


      o RESTRICTED SECURITIES. On occasion the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its net assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's secondary objective of capital appreciation without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.


      o STRUCTURED SECURITIES. The Fund may invest in structured notes, bonds or debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

      o CUSTODIAL RECEIPTS. The Fund may acquire custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government or its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

      o INVERSE FLOATING RATE SECURITIES. The Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

      o LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, cash equivalents or United States Treasury Bills on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

      o WHEN-ISSUED TRANSACTIONS. The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Fund will record the transaction and reflect the value of the security in determining its net asset value.

      o STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and may be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      o VARIABLE AND FLOATING RATE SECURITIES. The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

      o BANK OBLIGATIONS. The Fund may invest in U.S. dollar denominated obligations issued or guaranteed by U.S. banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

      o ZERO COUPON BONDS. The Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for federal income tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

      o REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 15% of its net assets.

     FUND POLICIES.

       (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

       (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

       (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

       (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry. For this purpose, gas, electric, water and telephone utilities will each be treated as a separate industry.

       (v) The Fund may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

       (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Fund (including the loan collateral).

       (vii) The Fund may not engage in arbitrage transactions or in short sales, except to the extent that it owns other securities convertible into an equivalent amount of such securities and then only for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund's assets taken at market may at any one time be held as collateral for such sales.

       (viii) The Fund may not write, purchase or sell puts, calls or combinations thereof, invest in commodities or commodity contracts or purchase securities of other investment companies.

       (ix) The Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

       (xii) The Fund may not purchase securities on margin or participate on a joint or a joint and several basis in any trading account in securities or purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

       (xiii) The primary investment objective of the Fund is to obtain maximum income without undue risk of principal. Capital preservation and possible capital appreciation are secondary objectives. Under normal conditions, at least 80% of the value of the Fund's net assets will be invested in U.S. Government Securities.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                            MANAGEMENT OF THE FUND


     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Director serves until his or her successor is elected and qualified.






                                                                                                               OTHER
                                                     LENGTH OF            PRINCIPAL OCCUPATION             DIRECTORSHIPS
NAME, ADDRESS, AND AGE              POSITION        TIME SERVED         DURING THE PAST 5 YEARS           HELD BY DIRECTOR
----------------------------   -----------------   -------------   ---------------------------------   ---------------------
INTERESTED DIRECTORS*

Jean Bernhard Buttner          Chairman of the     Since 1985      Chairman, President and             Value Line, Inc.
Age 69                         Board of                            Chief Executive Officer of
                               Directors and                       Value Line, Inc. (the
                               President                           "Adviser") and Value Line
                                                                   Publishing, Inc. Chairman and
                                                                   President of each of the 14
                                                                   Value Line Funds and Value
                                                                   Line Securities, Inc. (the
                                                                   "Distributor").

Marion N. Ruth                 Director            Since 2000      Real Estate Executive:              Value Line, Inc.
5 Outrider Road                                                    President, Ruth Realty (real
Rolling Hills, CA 90274                                            estate broker); Director of the
Age 68                                                             Adviser since 2000.

NON-INTERESTED DIRECTORS

John W. Chandler               Director            Since 1991      Consultant, Academic Search               None
1611 Cold Spring Rd.                                               Consultation Service, Inc.
Williamstown, MA 01267                                             Trustee Emeritus and
Age 80                                                             Chairman (1993-1994) of the
                                                                   Board of Trustees of Duke
                                                                   University; President
                                                                   Emeritus, Williams College.

Frances T. Newton              Director            Since 2000      Customer Support Analyst,                 None
4921 Buckingham Drive                                              Duke Power Company.
Charlotte, NC 28209
Age 62

Francis C. Oakley              Director            Since 2000      Professor of History, Williams       Berkshire Life
54 Scott Hill Road                                                 College, 1961 to 2002,              Insurance Company.
Williamstown, MA 01267                                             President Emeritus since
Age 72                                                             1994 and President,
                                                                   1985-1994; Chairman
                                                                   (1993-1997) and Interim
                                                                   President (2002) of the
                                                                   America Council of Learned
                                                                   Societies.

David H. Porter                Director            Since 1997      Visiting Professor of Classics,            None
5 Birch Run Drive                                                  Williams College, since 1999;
Saratoga Springs, NY 12866                                         President Emeritus, Skidmore
Age 68                                                             College since 1999 and
                                                                   President, 1987-1998.

Paul Craig Roberts             Director            Since 1985      Chairman, Institute for               A. Schulman Inc.
169 Pompano St.                                                    Political Economy.                      (plastics)
Panama City Beach, FL 32413
Age 64

                                                                                                       OTHER
                                                 LENGTH OF           PRINCIPAL OCCUPATION          DIRECTORSHIPS
NAME, ADDRESS, AND AGE          POSITION        TIME SERVED        DURING THE PAST 5 YEARS        HELD BY DIRECTOR
------------------------   -----------------   -------------   -------------------------------   -----------------
Nancy-Beth Sheerr          Director            Since 1996      Senior Financial Advisor,               None
1409 Beaumont Drive                                            Hawthorne, since 2001;
Gladwyne, PA 19035                                             Chairman, Radcliffe College
Age 54                                                         Board of Trustees,
                                                               1990-1999.
OFFICERS

Jeffrey Geffen             Vice President      Since 2001      Portfolio Manager with the               --
Age 54                                                         Adviser since 2001; Vice
                                                               President Investments,
                                                               Morgan Stanley Dean Witter
                                                               Advisors, 1989-2001.

Bradley Brooks             Vice President      Since 2001      Portfolio Manager with the               --
Age 41                                                         Adviser.

Charles Heebner            Vice President      Since 2000      Senior Portfolio Manager with            --
Age 67                                                         the Adviser.

David T. Henigson          Vice President,     Since 1994      Director, Vice President and             --
Age 46                     Secretary and                       Compliance Officer of the
                           Treasurer                           Adviser. Director and Vice
                                                               President of the Distributor.
                                                               Vice President, Secretary and
                                                               Treasurer of each of the 14
                                                               Value Line Funds.


------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

      Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.


     The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent auditors to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the independent auditors in executive session at each meeting of the Audit Committee. There were two meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any action taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a Nominating Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

     The following table sets forth information regarding compensation of Directors by the Fund and the fourteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended August 31, 2003. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.



                                           TOTAL
                                       COMPENSATION
                          AGGREGATE    FROM FUND AND
                        COMPENSATION   FUND COMPLEX
    NAME OF PERSON        FROM FUND     (14 FUNDS)
    --------------      ------------   -------------
  Jean B. Buttner      $     -0-      $      -0-
  John W. Chandler         3,107          45,000
  Frances T. Newton        3,107          45,000
  Francis C. Oakley        3,107          45,000
  David H. Porter          3,107          45,000
  Paul Craig Roberts       3,107          45,000
  Marion N. Ruth             -0-             -0-
  Nancy-Beth Sheerr        3,107          45,000


     The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund in all of the Value Line Funds as of December 31, 2002:




                                                AGGREGATE DOLLAR
                         DOLLAR RANGE OF        RANGE OF EQUITY
                        EQUITY SECURITIES   SECURITIES IN ALL OF THE
   NAME OF DIRECTOR        IN THE FUND          VALUE LINE FUNDS
   ----------------     -----------------   ------------------------
  Jean B. Buttner         $1 - $10,000         Over $100,000
  John W. Chandler        $1 - $10,000         $10,001 - $50,000
  Frances T. Newton       $1 - $10,000         $10,001 - $50,000
  Francis C. Oakley       $1 - $10,000         $10,001 - $50,000
  David H. Porter         $1 - $10,000         $10,001 - $50,000
  Paul Craig Roberts      $1 - $10,000         Over $100,000
  Marion N. Ruth          $1 - $10,000         Over $100,000
  Nancy-Beth Sheerr       $1 - $10,000         $10,001 - $50,000


     As of October 31, 2003, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94101, which owned 865,646 shares of record or approximately 7.2% and Guardian Insurance & Annuity Company, 3900 Burgess Place, Bethlehem, PA 18017, which owned 623,827 shares or approximately 5.2%. Officers and directors of the Fund as a group owned less than 1% of the outstanding shares. Wachovia Bank, N.A., as Trustee of the Value Line, Inc. Profit Sharing and Savings Plan owned 156,827 shares or approximately 1.3%.


     None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.



PROXY VOTING POLICIES

     As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Adviser votes shares owned by the

Fund. The Adviser always endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The general principles of the Proxy Voting Policies reflect the Adviser's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are plainly in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies annually.

     Subject to the Board's oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund's Proxy Voting Policies to Investor Responsibility Research Center ("IRRC"), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, IRRC will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of IRRC.

     The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.


ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS

    o Generally, the Fund supports the company's nominees to serve as directors.

    o The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

      o Increases in the number of authorized shares of or issuances of common stock or other equity securities;

      o Provisions of the corporate charter addressing indemnification of directors and officers;

      o Stock repurchase plans; and

      o The selection of independent accountants.

    o The types of matters on corporate governance that the Adviser would expect to vote against include:

      o The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

      o The adoption of a classified board;

      o The adoption of poison pill plans or similar anti-takeover measures;
        and

      o The authorization of a class of shares not held by the Fund with superior voting rights.

COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS

     The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permit equity overhang that exceed certain levels or that allow for the repricing of outstanding options.


SOCIAL POLICY BASED PROPOSALS

     Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes are irrelevant to the goal of maximizing the return on funds under management.

     If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser's staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser's Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

     Every August, commencing in 2004, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec/gov or at the Fund's website at http://vlfunds.com.

     Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.


                     INVESTMENT ADVISORY AND OTHER SERVICES


     The Fund's investment adviser is Value Line, Inc. (the "Adviser"). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor had been in business since 1931.


     The investment advisory agreement between the Fund and the Adviser dated August 10, 1988 provides for an advisory fee payable monthly at an annual rate equal to 1/2 of 1% of the Fund's average daily net assets during the year. During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund paid or accrued advisory fees of $716,910, $743,657 and $782,249, respectively.


     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.


     In approving the investment advisory agreement, the Board of Directors, including the non-interested Directors, voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance of the Fund for the past 1, 3, 5 and 10 year periods, the performance, fees and expenses of the Fund compared to funds with similar investment objectives, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Directors considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Directors, including all of the non-interested Directors, voting separately, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. In making such determination, the Board of Directors relied upon assistance of their legal counsel.

     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts with combined assets of approximately $3 billion.


     Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Code requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

     The Fund has a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.


     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 West 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent auditors and also performs certain tax preparation services.



                         SERVICE AND DISTRIBUTION PLAN


     The Service and Distribution Plan (12b-1 Plan) is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets. During the fiscal year ended August 31, 2003, the Fund paid fees of $391,124 to the Distributor under the Plan. The Distributor paid $42,356 to other broker-dealers and incurred $179,052 in advertising and other marketing expenses. The Plan is a compensation plan, meaning that the fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.

     The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

     The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not interested person (as defined in the 1940 Act) must be nominated by existing Directors who are not interested persons.

     Any expenses incurred by the Distributor but not yet recovered through distribution fees could be recovered through future distribution fees. If the Distributor's actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Fund for that year, and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference would be profit to the Distributor for that year.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to their net assets.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the years ended August 31, 2001, 2002 and 2003, the Fund paid no brokerage commissions.

     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate has exceeded 100% in three of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. Portfolio turnover may also result in capital gain distributions that could increase a shareholder's income tax liability. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.


                                 CAPITAL STOCK

     Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, Value Line Securities, Inc. will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.


CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. The Fund values securities on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytical data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. The values for other securities are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Securities not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices provided by market makers for such securities or, when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the day of valuation. If there is no such reported sale, the midpoint between the latest available and representative asked and bid prices will be used. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and, commencing 60 days to maturity, such securities are valued at amortized cost. Securities for which market valuations are not readily available will be valued at fair value as the Board of Directors or persons acting at their direction may determine.


                                     TAXES
      (SEE "DIVIDENDS, DISTRIBUTIONS AND TAXES" IN THE FUND'S PROSPECTUS)

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an affective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, foreign country, or other taxing jurisdiction.

     FUND STATUS. The Fund has elected to be treated and qualified each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments from certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies (the "90% income test"); and (ii) hold as of the close of each quarter, (a) at least 50% of the value of its assets in certain investment assets, such as cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited as to any issuer to not more than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     FUND DISTRIBUTIONS. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and
(ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and when such income is distributed, to a further tax at the shareholder level.

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses for the one-year period ended October 31 of such year, plus certain undistributed amounts from previous years. The Fund will satisfy the annual distribution requirement if it distributes the required amount on or before December 31 of such year or if the distribution is declared in October, November or December of such year with a record date within such period and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

     Unless shareholders elect otherwise, all distributions will be automatically reinvested in additional shares of the Fund. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions will be taxable whether a shareholder takes them in cash or they are reinvested in shares of the Fund. In general, dividends from investment company taxable income will be taxable as ordinary income and will not qualify for the reduced federal income tax rates applicable to qualified dividend income received by shareholders that are individuals or for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. Dividends from net capital gain will be taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for a maximum 15% tax rate on long-term capital gains to the extent that such dividends relate to capital gains recognized by the Fund on or after May 6, 2003. Absent further legislation, the maximum 15% federal tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

     Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

     For federal income tax purposes the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and are not expected to be distributed as such to shareholders. During the year ended August 31, 2003, the Fund utilized a loss carryforward of $1,761,906 and, $30,413,465 of the capital loss carryforward expired. For federal income tax purposes, the Fund had a capital loss carryover at August 31, 2003, of $13,937,936 of which $8,976,510 will expire in 2004,
$2,829,335 will expire in 2005 and $2,132,091 will expire in 2008.

     Investors purchasing Fund shares prior to a distribution should be aware of the tax consequences of purchasing such Fund shares. The purchase price paid for such shares may reflect the amount of the forthcoming distribution. Although distributions from the Fund shortly after the purchase of Fund shares may be viewed in substance as a return of capital, nevertheless, to the extent such a distribution is attributable to income of the Fund, it will be taxable to the shareholder.

     REDEMPTION, SALE OR EXCHANGE OF FUND SHARES. Upon a redemption, exchange, or sale of shares of the Fund, a shareholder may realize a capital gain or loss for federal income tax purposes. The tax consequences of a sale, exchange, or redemption depend on several factors, including the shareholder's adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of Fund shares with a tax-holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. In addition, any loss realized on a redemption, exchange or sale of Fund shares will be disallowed to the extent the Fund shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Fund shares. In such a case, the basis of the Fund shares acquired will be increased to reflect the disallowed amount. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or nor the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     FUND INVESTMENTS. If the Fund invests in certain pay-in-kind securities, zero coupon securities, stripped securities, or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes at the Fund level. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for the holding of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in any particular taxing jurisdiction, although the Fund may in its sole discretion provide relevant information to shareholders.

     The federal income tax rules applicable to certain structured securities are unclear in certain respects. The Fund will account for such instruments in a manner that is intended to allow the Fund to continue to qualify as a regulated investment company.

     REPORTING AND BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service ("IRS") all dividends, distributions of capital gains and redemption proceeds from Fund shares, except in the case of certain exempt shareholders. The Fund will be subject to a 28% "backup withholding" requirement on all taxable dividends, distributions of capital gains and redemption proceeds payable to shareholders who fail to provide the Fund with their correct social security or other taxpayer identification number or to make certain certifications. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax. If the backup withholding provisions are applicable to a shareholder, distributions and gross proceeds payable to such shareholder will be reduced by the amounts required to be withheld, regardless of whether such distributions are paid in cash or reinvested.



                                PERFORMANCE DATA


     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

     For the one, five and ten year periods ending August 31, 2003, the Fund's average annual total returns were 2.35%, 5.79% and 4.97%, respectively; the Fund's average annual total returns (after taxes on distributions) were 0.92%, 3.76% and 2.49%, respectively; the Fund's average annual total returns (after taxes on distributions and sale of Fund shares) were 1.45%, 3.61% and 2.66%, respectively.


     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.


     The Fund may also quote its current yield in advertisements and investor communications.


     The Fund may also, from time to time, include a reference to its current quarterly or annual yield in investor communications and sales literature preceded or accompanied by a Prospectus, reflecting the amounts actually distributed to shareholders which could include capital gains and other items of income not reflected in the Fund's yield, as well as interest and dividend income received by the Fund and distributed to shareholders (which is reflected in the Fund's yield).

     All calculations of the Fund's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund has used the same assumptions that apply to its calculation of yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

     The Fund's current yield, distribution rate and total return may be compared to relevant indices, including U.S. domestic and international taxable bond indices (such as the Lehman Intermediate Government Bond Index and the Lehman Aggregate Bond Index) and data from Lipper Analytical Services, Inc., or Standard & Poor's Indices.


                              FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended August 31, 2003, including the financial highlights for each of the five fiscal years in the period ended August 31, 2003, appearing in the 2003 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

                           PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.

   (a)        Articles of Incorporation.*

   (b)        By-laws.*

   (c) Instruments Defining Rights of Security Holders. Reference is made to Article Sixth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 23, filed January 4, 1999, and incorporated herein by reference.

   (d)        Investment Advisory Agreement.*

   (e)        Distribution Agreement.*

   (f)        Not applicable.

   (g)        Custodian Agreement and Amendment thereto.*

   (h)        Not applicable.

   (i)        Legal Opinion.*

   (j)        Not applicable.

   (k)        Not applicable.

   (l)        Not applicable.

   (m)        Service and Distribution Plan.**

   (p)        Code of Ethics.**

   * Filed as an exhibit to Post-Effective Amendment No. 23, filed January 4, 1999, and incorporated herein by reference.

   ** Filed as an exhibit to Post-Effective Amendment No. 25, filed October 30, 2000, and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.


ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Article XII of the By-laws filed as Exhibit
(b) to Post-Effective Amendment No. 23, filed January 4, 1999.


ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                                 POSITION WITH
          NAME                    THE ADVISER                        OTHER EMPLOYMENT
          ----                   --------------                      ----------------
Jean Bernhard Buttner     Chairman of the Board,        Chairman of the Board and Chief
                          President and Chief           Executive Officer of Arnold Bernhard &
                          Executive Officer             Co., Inc. and Chairman of the Value Line
                                                        Funds and the Distributor
                                                        -------------------------------

Samuel Eisenstadt         Senior Vice President and
                          Director

David T. Henigson         Vice President, Treasurer     Vice President and a Director of Arnold
                          and Director                  Bernhard & Co., Inc. and the Distributor

Howard A. Brecher         Vice President, Secretary     Vice President, Secretary, Treasurer and
                          and Director                  a Director of Arnold Bernhard & Co., Inc.

Stephen Anastasio         Chief Financial Officer

Harold Bernard, Jr.       Director                      Attorney-at-law; Retired Administrative
                                                        Law Judge

Herbert Pardes, MD        Director                      President and CEO of New York-
                                                        Presbyterian Hospital

Marion N. Ruth            Director                      Real Estate Executive. President, Ruth
                                                        Realty (real estate broker). Director or
                                                        Trustee of each of the Value Line Funds

ITEM 27. PRINCIPAL UNDERWRITERS.


   (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.




                                      (b)
                                           (2)
                                      POSITION AND                    (3)
              (1)                        OFFICES                 POSITION AND
      NAME AND PRINCIPAL             WITH VALUE LINE             OFFICES WITH
       BUSINESS ADDRESS             SECURITIES, INC.              REGISTRANT
      ------------------            ----------------             -----------
  Jean Bernhard Buttner          Chairman of the          Chairman of the Board and
                                 Board                    President

  David T. Henigson              Vice President,          Vice President, Secretary
                                 Secretary, Treasurer     and Treasurer
                                 and Director

  Stephen LaRosa                 Asst. Vice President     Asst. Treasurer

       The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

   (c)        Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

        Value Line, Inc.
        220 East 42nd Street
        New York, NY 10017
        For records pursuant to:
        Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
        Rule 31a-1(f)


        State Street Bank and Trust Company
        c/o BFDS
        P.O. Box 219729
        Kansas City, MO 64121
        For records pursuant to Rule 31a-1(b)(2)(iv)

        State Street Bank and Trust Company
        225 Franklin Street
        Boston, MA 02110
        For all other records


ITEM 29. MANAGEMENT SERVICES.

     None.

ITEM 30. UNDERTAKINGS.

     None.

                                 ------------

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 28 to the registration statement on Form N-1A (the "Registration Statement") of our report dated October 15, 2003, relating to the financial statements and financial highlights which appears in the August 31, 2003 Annual Report to Shareholders of Value Line U.S. Government Securities Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP
New York, New York
December 19, 2003

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of December, 2003.


                                    VALUE LINE U.S. GOVERNMENT
                                    SECURITIES FUND, INC.

                                    By: /s/ DAVID T. HENIGSON
                                        ----------------------------------
                                        DAVID T. HENIGSON, VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.




         SIGNATURES                        TITLE                     DATE
         ----------                        -----                     -----
  *JEAN B. BUTTNER           Chairman and Director;           December 19, 2003
  (JEAN B. BUTTNER)          President; Principal
                             Executive Officer

  *JOHN W. CHANDLER          Director                         December 19, 2003
  (JOHN W. CHANDLER)

  *FRANCES T. NEWTON         Director                         December 19, 2003
  (FRANCES T. NEWTON)

  *FRANCIS C. OAKLEY         Director                         December 19, 2003
  (FRANCIS C. OAKLEY)

   *DAVID H. PORTER          Director                         December 19, 2003
   (DAVID H. PORTER)

  *PAUL CRAIG ROBERTS        Director                         December 19, 2003
  (PAUL CRAIG ROBERTS)

    *MARION N. RUTH          Director                         December 19, 2003
    (MARION N. RUTH)

   *NANCY-BETH SHEERR        Director                         December 19, 2003
   (NANCY-BETH SHEERR)


     /S/ DAVID T. HENIGSON   Treasurer; Principal Financial   December 19, 2003
---------------------------- and Accounting Officer
  (DAVID T. HENIGSON)


*By /S/ DAVID T. HENIGSON
  -------------------------
   (DAVID T. HENIGSON, ATTORNEY-IN-FACT)